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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

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   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  January 13, 1995



                               Commission file number 1-5684



                       I.R.S. Employer Identification Number  36-1150280



                                   W.W. Grainger, Inc.
                               (An Illinois Corporation)



                                   5500 West Howard St.
                                  Skokie, IL  60077-2699



                                 Telephone (708) 982-9000






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   Item 5.  Other Events


   Item 7.  Financial Statements and Exhibits

            (c)  Exhibits                                     EXHIBIT INDEX
                                                              -------------
                   (99)   Copy of News Release, issued by the          3
                          Company on January 13, 1995, announcing
                          that the Company will take a fourth
                          quarter pretax restructuring charge of
                          $67,097,000, ($48,398,000 or 94 cents per
                          share on an after tax basis) to recognize the expected costs associated with integration efforts.



                                         SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          W.W. GRAINGER, INC.
                                          --------------------
                                             (Registrant)


   Date:  January 13, 1995         By:       /s/ J. D. FLUNO
   -----------------------                 ----------------------
                                           J. D. Fluno, Vice Chairman















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